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                                                                       EXHIBIT 1

                    [Form of Facing Side of Right Certificate]

Certificate No. R-                      _____ Rights


                  NOT EXERCISABLE AFTER PUBLIC ANNOUNCEMENT OF
                 REDEMPTION IS MADE.  THE RIGHTS ARE SUBJECT TO
                  REDEMPTION, AT THE OPTION OF THE COMPANY, AT
                 $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE
                    AGREEMENT.  IN THE EVENT THAT THE RIGHTS
                 REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO
              A PERSON WHO IS AN ACQUIRING PERSON OR AN ASSOCIATE
                OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED
                IN THE RIGHTS AGREEMENT) OR CERTAIN TRANSFEREES
                 THEREOF, THIS RIGHT CERTIFICATE AND THE RIGHTS
                  REPRESENTED HEREBY MAY BE SUBJECT TO CERTAIN
                 LIMITATIONS IN THE CIRCUMSTANCES SPECIFIED IN
                       SECTION 7 OF THE RIGHTS AGREEMENT.



                               RIGHT CERTIFICATE



     This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of November 25, 1996 (the "Rights Agreement"), between Inference Corporation, a Delaware corporation (the "Company"), and Harris Trust Company of California (the "Rights Agent"), to purchase from the Company, unless the Rights have been previously redeemed, at any time after the Distribution
Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement), or the date, if any, on which the Rights evidenced by this Certificate may be redeemed, at the stock transfer office of the Rights Agent, or its successors as Rights
Agent, one one-hundredth of a fully paid and nonassessable share of Junior Participating Preferred Stock ("Preferred Shares"), at a purchase price of $40.00 (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) as set forth above, and the Purchase Price set forth above, are the number and Purchase
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Price as of the date of the Rights Agreement based on the shares of Common Stock of the Company as constituted at such date.

          Upon the occurrence of an event described in clause (A), (B), (C) or
(D) of Section 11(a)(ii) of the Rights Agreement, the holder of any Rights that are, or were, beneficially owned by an Acquiring Person or an Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) or certain transferees thereof which engaged in, or realized the benefit of, an event or transaction or transactions described in clause (A), (B), (C) or (D) of such
Section 11(a)(ii), shall not be entitled to the benefit of the adjustment described in such Section 11(a)(ii).

          As provided in the Rights Agreement, the Purchase Price and the number and class of shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and at the principal office of the Company.

          This Right Certificate, with or without other Right Certificates, upon surrender at the stock transfer office of the Rights Agent set forth above, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase such number of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right.

                                       2
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          No fractional shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

          No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signatures of the proper officers of the Company. Dated as of ____________, 199__.


Attest:                                    Inference Corporation


                                           By:
---------------------------                --------------------------------
Secretary                                  Title:


Countersigned:

Harris Trust Company of California


By:
     --------------------
     Authorized Signature

                                       3
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                   [Form of Reverse Side of Right Certificate]

                                FORM OF ASSIGNMENT
                                ------------------
                 (To be executed by the registered holder if such
                holder desires to transfer the Right Certificate.)

          FOR VALUE RECEIVED                                    hereby sells,
                            ------------------------------------
assigns and transfers unto
                            ---------------------------------------------------

-------------------------------------------------------------------------------
                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and
does hereby irrevocably constitute and appoint                       Attorney to
                                              ----------------------
transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.


Dated:       , 19
      -------    --                   ----------------------------------------
                                      Signature

Signature Guaranteed:

                                   CERTIFICATE
                                   -----------

          The undersigned hereby certifies (after due inquiry and to the best knowledge of the undersigned) by checking the appropriate boxes that:
          (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);
          (2) the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Date:     , 19
     -----    --                         --------------------------------------
                                         Signature

Signature Guaranteed:

                                      NOTICE
                                      ------

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                       4
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                           FORM OF ELECTION TO PURCHASE
                           ----------------------------

                       (To be executed if holder desires to
                         exercise the Right Certificate.)

To the Company and the Rights Agent:

          The undersigned hereby irrevocably elects to exercise
                                                               ---------------

Rights represented by this Right Certificate and to purchase the shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number:
                             --------------------------------------------------

-------------------------------------------------------------------------------
                         (Please print name and address)


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If such number of Rights shall not be all the Rights evidenced by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:
                            --------------------------------------------------

------------------------------------------------------------------------------
                         (Please print name and address)

------------------------------------------------------------------------------

Dated:     , 19
     ------    ----                 ------------------------------------------
                                    Signature

Signature Guaranteed:

                                       5
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                                   CERTIFICATE
                                   -----------

          The undersigned hereby certifies (after due inquiry and to the best knowledge of the undersigned) by checking the appropriate boxes that:

          (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

          (2) the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Date:          , 19
     ---------     ---                          -------------------------------
                                                Signature


Signature Guaranteed:


                                      NOTICE
                                      ------

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                       6